INVESTOR PRESENTATION

Xtribe Business Combination with Winvest Acquisition Corp.

XTRIBE

COMPRA E VENDI, VICINO A TE!

BUY AND SELL, NEAR YOU!

Matching Local Buyers & Sellers: "Closer to a Deal"

WINVEST Acquisition Corp.

(Nasdaq: WINV)

June 2024

Disclaimer 1/3

This presentation (the "Presentation") relates to a proposed business combination (the "Business Combination") of WinVest Acquisition Corp., a Delaware corporation ("WinVest, or the "Company"), WinVest Merger Sub I LLC, a Delaware limited liability company, WinVest Merger Sub II, LLC, a Delaware limited liability company, Xtribe P.L.C., a public limited company incorporated and registered in England and Wales ("Xtribe PLC"), and Xtribe Group, LLC, a Delaware limited liability company (collectively with Xtribe PLC, "Xtribe," or the "Target"). This presentation contains forward-looking statements made within the meaning of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the Target's expected future operating results; financial performance and potential revenues, sales forecast, sales funnel and sales pipeline; business strategy, various addressable markets, anticipated trends, growth, and developments in markets in which the Target operates; the market adoption of its technology and products; the capabilities, performance, and advancement of its technology and products; its projected expansion and economics; its pro forma information; and its future product development and roadmap. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of the Company's and the Target's management and are not predictions of actual performance. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "could," "plan," "predict," "potential," "project," "pro forma," "seem," "seek," "future," "outlook," "model," "target," "goal," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements will contain these identifying words. All forward-looking statements are based on current assumptions, expectations and beliefs, and involve substantial risks and uncertainties that may cause results, performance or achievement to materially differ from those expressed or implied by these forward-looking statements. These forward-looking statements should not be relied upon as representing the Company's or the Target's assessments as of any date subsequent to the date of this Presentation. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. However, while the Company and the Target may elect to update these forward-looking statements at some point in the future, the Company and the Target specifically disclaim any obligation to do so, whether as a result of new information, new developments, future events, or otherwise.

These forward-looking statements are subject to a number of risks and uncertainties, including risks related to the inability of the parties to successfully or timely consummate the Business Combination, including due to the failure to receive the required securityholder approvals or due to any required regulatory approvals that are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the Company, the Target or the expected benefits of the Business Combination, if not obtained; the failure to realize the anticipated benefits of the Business Combination; matters discovered by the parties as they complete their respective due diligence investigation of the other parties; the ability of WinVest or the combined company to meet Nasdaq's listing standards; costs related to the Business Combination; the failure to satisfy the conditions to the consummation of the Business Combination, including the approval of the definitive business combination agreement with respect to the Business Combination (the "Business Combination Agreement") by the stockholders of WinVest and the shareholders of Xtribe; the risk that the Business Combination may not be completed by the stated deadline and the potential failure to obtain an extension of the stated deadline; the inability to complete a PIPE transaction; the outcome of any legal proceedings that may be instituted against the Company or the Target related to the Business Combination; the attraction and retention of qualified directors, officers, employees and key personnel of the Company and the Target following the Business Combination; the ability of the combined company to compete effectively in a highly competitive market; the ability to protect and enhance the combined company's corporate reputation and brand after the Business Combination; the impact from future regulatory, judicial, and legislative changes in the Target's industry; competition from competitors that have greater resources, technology, relationships and/or expertise; future financial performance of the combined company following the Business Combination; the ability of the Company and the Target to successfully integrate their respective businesses; the ability of the combined company to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses; the ability of the Target's trademark and copyright applications to protect the Target's and the combined company's core intellectual property from competitors; the combined company's ability to manage a complex set of marketing relationships and realize projected revenues from subscriptions, advertisements, product, ticket sales and other sources of revenue; the combined company's ability to manage growth; the combined company's ability to execute its business plans and strategy; and those factors set forth in documents of the Company filed, or to be filed, with the Securities and Exchange Commission ("SEC"). The foregoing list of risks is not exhaustive.

If any of these risks or uncertainties materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that are presently unknown or that the Company and the Target currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company's and the Target's current expectations, plans and forecasts of future events and views as of the date of this Presentation. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of the Company and the Target described above. The Company and the Target anticipate that subsequent events and developments will cause their assessments to change. However, while the Company and the Target may elect to update these forward-looking statements at some point in the future, they specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing the Company's or the Target's assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Disclaimer 2/3

No Offer or Solicitation. This Presentation is for informational purposes only and does not constitute an offer to sell or purchase, or a solicitation of an offer to sell, buy or subscribe for, any securities in any jurisdiction, or a solicitation of any proxy, vote, consent or approval relating to the potential Business Combination or otherwise in any jurisdiction, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdictions. This Presentation is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. The Company and the Target expressly reserve the right, at any time and in any respect, to amend or terminate the Business Combination Agreement, to terminate discussions with any or all potential investors, to accept or reject any proposals and to negotiate with, or cease negotiations with, any party regarding a transaction involving the Company and the Target. The securities to which this Presentation relates have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any other jurisdiction, and will be offered in a private placement to a limited number of "accredited investors," as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, "qualified institutional buyers," as defined in Rule 144A promulgated under the Securities Act, and investors who are not "U.S. Persons," as defined in Regulation S promulgated under the Securities Act. Accordingly, such securities must continue to be held unless a subsequent disposition is registered under the Securities Act or exempt from the registration requirements of the Securities Act.

No Representations or Warranties. This Presentation is for informational purposes only and does not purport to contain all information that may be required or relevant to an evaluation of the Business Combination, and you will be responsible for conducting any investigations and analysis that you deem appropriate and for seeking independent advice as to the legal, tax, accounting, financial, credit and other related advice with respect to the Business Combination. Neither the Company nor the Target nor any of their respective directors, officers, employees, advisors, representatives or agents make any representation or warranty of any kind, express or implied, as to the value that may be realized in connection with the Business Combination, the legal, regulatory, tax, financial, accounting or other effects of the Business Combination or the accuracy or completeness of the information contained in this Presentation, and none of them shall have any liability based on or arising from, in whole or in part, any information contained in, or omitted from, this Presentation or for any other written or oral communication transmitted to any person or entity in the course of its evaluation of the Transaction. Only those representations and warranties that are expressly made by the Company or the Target in the Business Combination Agreement, subject to the limitations and restrictions specified therein, shall have any legal effect. No warranty of any kind, implied, expressed or statutory, is given in conjunction with the information set forth herein. The Company makes no representations or warranties, express or implied, as to the accuracy or completeness of any information, statements and estimates presented herein.

Financial Information; Certain financial information and data contained this Presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any proxy statement/prospectus or registration statement or other report or document to be filed or furnished by the Company with the SEC.

Disclaimer 3/3

Trademarks. This Presentation contains trademarks, service marks, trade names, and copyrights of the Target and other companies, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade name or products in this Presentation is not intended to, and does not imply, a relationship with the Company or the Target, or an endorsement of sponsorship by or of the Company or the Target. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that the Company or the Target, as the case may be, will not assert, to the fullest extent under applicable law, their respective rights or the right of the applicable licensor to these trademarks, service marks and trade names.

No SEC Approval; Subsequent Events. Neither the SEC nor any securities commission of any other U.S. or non-U.S. jurisdiction has approved or disapproved of the securities or of the Business Combination contemplated hereby or determined that this Presentation is truthful or complete. Any representation to the contrary is a criminal offense. The Company will make any offer to sell securities only pursuant to a definitive subscription agreement, and the Company reserves the right to withdraw or amend for any reason any offering and to reject any subscription agreement in whole or in part for any reason.

Additional Information and Where to Find it. This document relates to a proposed Business Combination between the Company and the Target. In connection with the proposed Business Combination, the Company intends to file with the SEC a registration statement on Form S-4 that will include a proxy statement/prospectus that will be both the proxy statement to be distributed to holders of WinVest's common stock in connection with WinVest's solicitation of proxies for the vote by WinVest's stockholders with respect to the Business Combination and other matters as may be described in the registration statement, as well as the prospectus relating to the offer and sale of the securities to be issued to Xtribe shareholders in the Business Combination, as well as other relevant documents concerning the proposed Business Combination. This Presentation does not contain any information that should be considered by the Company's and the Target's stockholders concerning the proposed Business Combination and is not intended to constitute the basis of any voting or investment decision in respect of the Business Combination or the securities of the Company. The Company's and Target's stockholders and other interested persons are advised to read, when available, the registration statement and the proxy statement/prospectus regarding the proposed Business Combination when it becomes available and any other documents filed in connection with the proposed Business Combination, as well as any amendments or supplements to those documents, as these materials will contain important information about the Company, Xtribe and the Business Combination. When available, the definitive proxy statement and other relevant materials for the proposed Business Combination will be mailed to stockholders of the Company [and Xtribe] as of a record date to be established for voting on the proposed Business Combination. Xtribe and WinVest stockholders will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about the Company and Xtribe, without charge, once available, at the SEC's website at www.sec.gov, or by directing a request to: WinVest Acquisition Corp., 125 Cambridgepark Drive, Suite 301, Cambridge, MA, 02140 or Xtribe Plc, 37-38 Long Acre, London, WC2E 9jT, United Kingdom

Transaction Overview

- XTRIBE and WINVEST Acquisition Corp intend to combine at an approximate **$161.1** million pro-forma equity value (1, 2)
- Transaction expected to be funded through a combination of any remaining cash in WINV's trust and a potential **$20.0** million PIPE offering (3)
- Closing conditions include a minimum of $15M delivered by Xtribe
- Milestone based Earnout structure for Xtribe
    - **2.0M** shares issued upon VWAP >= **$15.0** for any 20/30 trading days
    - **2.0M** shares issued upon VWAP >= **$17.5** for any 20/30 trading days
    - **2.0M** shares issued upon VWAP >= **$20.0** for any 20/30 trading days

Notes:
(1) Assumes no redemption from WinVest trust at $11.00 per share and includes conversion of outstanding Winvest rights at closing.
(2) Excludes private and public warrants all of which have an exercise price of $11.50/share. Includes equity rollover to current Xtribe shareholders and shares issued to convertible holders.
(3) Assumes full subscription of 2.0 million PIPE shares at $10 per share.

Xtribe Brings Together Local Buyers and Sellers in a Mobile Ecosystem

Xtribe is a mobile app that matches the physical location of buyers and sellers of goods and services; ~$10 million invested since founding; initial commercial revenue in 2022

Local Sellers

- Local independent brick-and-mortar stores want to attract buyers
- Individual sellers and service providers also want customers
- Merchants want streamlined path to an online presence

XTRIBE

Local Buyers

- Individual buyers seek goods or services locally
- Want immediate delivery/service
- User is a community member or visitor to the neighborhood
- Need a dynamic in-the-moment connection to nearby merchant

Two Complementary Platform Channels

Xtribe Free allows consumers to find and buy products locally, while Xtribe Store empowers businesses to reach those customers with commission-free sales.

Xtribe Store

- Monthly subscription to merchants
- Low cost: easy access
- Designed to drive local traffic and raise neighborhood awareness
- Buyer and seller settle transaction any way they want (cash, card, virtual)

XTRIBE

Xtribe Free

- Free download to consumers
- Consumer opts-in for notice and does local search while shopping
- Direct-to-consumer fulfillment
- Fulfillment at merchant site or by local delivery

Xtribe Vision: Enable Small Businesses to Compete for and Engage Local Customers

Make Online Commerce Accessible

Allows neighborhood brick-and-mortar stores online access to new clients via affordable monthly subscriptions

Geo-location is the Key

Match nearby buyers (individuals) with sellers (stores or individuals) giving best available choices for consumers and increased visibility for providers

Free Mobile Download to Consumers

Free consumer app allows for scaling to end-user consumer networks that attract small businesses seeking a larger online footprint

Supports Local Community Ties

Strengthens ties within neighborhoods, cities, and towns and provides small businesses with opportunities to build loyalty

How Xtribe Store Works: Transaction Process

Xtribe "Free" enables individuals to buy/sell to each other – boosts engagement

Easy Onboarding: Merchant Installation

- Merchant gets marketing message – decides to join network
- Merchant onboarding process online or by phone (inventory described)
- Location mapping in the application
- Enables push notification to willing local consumers

Connection: Local Shopper Linked to Local Seller

- Software identifies consumer nearby and matches local business
- Consumer search/preferences and merchant message matches buyer/seller
- Merchant-to-consumer voice/text interaction

Direct Transaction: Independent of Xtribe Platform

- Shopkeeper and customer meet, exchange product/service info
- Terms are mutually agreed upon and sale is settled via any payment method parties choose

Strengthen Community Ties: Local Visibility

- Relationship established for future consumer needs
- Works for stores of any size – targeting family owned / small businesses but applies to local branches of chains

Italy Roll Out Proof of Concept


Italy – population density
People per km²
>2560
1280 - 2560
640 - 1280
320 - 640
160 - 320
80 - 160
40 - 80
20 - 40
10 - 20
5 - 10
<5
Source: Istituto Nazionale di Statistica Italia citypopulation.de
Map made by @nerdy.maps

Registered Advertisers (Subscribers)


PRODUCTS
Search
Austria
witzerland
lovenia
Croatia
Bosnia an Herzegovi
Malta

- 2022 television, radio, and streaming outreach
- Targeted entire Italian market
- 1.2 million downloads during active phase
- Active testing of activation and engagement is ongoing
- With payment transactions off-system, ongoing success will be measured by uptake and low churn

XTRIBE

USA Growth Plan: Addressable Market

Xtribe's Expansion Vision

Target 25 metropolitan areas with a high-density population totaling ~124 million target users (~37% of the U.S. population) [1,2]

- 27% of microbusiness (< 20 employees including the owner) do not have a website for the following reasons:[3]

    14% said they would have low website traffic
    11% said that adding advanced functionalities would be difficult
    11% said it's too expensive to build and maintain

Offers a simple-to-use tailored solution to the online advertising needs of small and microbusinesses

US Small Business Market Opportunity:

33.2M

small businesses in the U.S. (< 500 employees)[4]

99.9%

of businesses in the U.S. are small businesses[4]

Sources:
(1) Macrotrends 06/05/2024
(2) United States Census 06/05/2024
(3) PR Newswire 05/09/2022
(4) U.S. Chamber of Commerce 05/20/2024

XTRIBE

Xtribe Team



Enrico Dal Monte
Founder / Chief Executive Officer

- Technology entrepreneur
- Institutional asset management and sales
- Undergraduate and graduate degrees in Business and Finance



Stojan Dragovich
President Xtribe US

- Executive level management experience in consumer product design, manufacturing, marketing, and distribution
- Consulting support for Italian companies entering the US



Mattia Sistigu
Founder / Chief Strategic Officer

- 17 years of experience in digital marketing
- CEO and co-founder of Satisfy web development
- Digital marketing advisor at Uvola
- 2019 Entrepreneur of the year award given by Le Fonti



Luca Bianchini
CFO

- Senior advisor to KPMG Advisory S.p.A.
- 19 years of experience in corporate finance, M&A and restructuring.

XTRIBE

WinVest Team



Manish Jhunjhunwala
Founder / Chief Executive Officer

- Current CEO & Founder of Trefis
- Led creation & implementation of Trefis.com technology
- Established key partnerships across financial services industry

TREFIS McKinsey & Company MIT



Jeff LeBlanc
Founder / Advisor

- 20+ years experience in start-up space as investor, advisor, and founder
- Focus in Distribution & Media

OUT OF PRINT GREENLIGHT MIT

XTRIBE

Selected Board Members



Paolo Carini
Director – Board Member

- Member of The Organismo Confidi Minori, appointed by Bank of Italy, overseeing small business lines of credit in Italy
- Partner and member of SimplyBiz, Italian financial media platform



Marzio Lorenzini
Director – Board Member

- Engineer with extensive international experience in complex transactions
- 30 years executive and operating experience at multinational companies in Europe and the Americas
- Advises in business planning, management, strategy and negotiation

Transaction Summary, Illustrative Pro Forma

(refer to notes for assumptions)

(Shaded Rows = cash sources and uses at closing)

Sources of Funds ($ Millions)	($ Millions)	%
Xtribe Shareholder Equity Rollover	93.2	60.3%
WinVest Cash in Trust [1]	12.6	8.1%
PIPE Investment [2]	20.0	12.9%
WinVest Sponsor Shares	28.8	18.6%
Total	$154.6	100.0%

Uses of Funds		
Cash Funding to Xtribe Balance Sheet	$18.6	12.1%
Equity Issued to Xtribe Shareholders	93.2	60.3%
Equity Issued for WinVest Sponsor	28.8	18.6%
Transaction Expenses [4]	13.9	9.0%
Total	$154.6	100.0%

($ millions)

Pro-forma Valuation (millions, except per share data)	
Pro-forma shares outstanding (shares, millions) [1,2,3,5]	16.1
(x) Illustrative Share Price	$10.0
Pro-forma Equity Value	$161.1
(+) Debt	$4.5
(-) Cash	$18.6
Pro-forma Enterprise Value	$147.0

Pro-Forma Ownership (%) [5]



WinVest Public Shareholders 12% [1,3]
WinVest Sponsor 18%
Xtribe PIPE Investors 12% [2]
Xtribe Investors 58%

Notes:
(1) Assumes no additional public shareholder redemptions and $11.00 cash per share in trust
(2) Assumes successful offering of 2.0 million PIPE shares at $10.00 per share
(3) Includes shares issued at conversion of WinVest rights
(4) Estimated and subject to adjustment; includes $3.4 million of cash expense and remainder in non-cash expenses
(5) Excludes private and public warrants all of which have exercise price of $11.50/share and earnout

Selected Risk Factors 1/3

No representation or warranty (whether express or implied) has been made by WinVest, Xtribe or any of their respective directors, officers, employees, affiliates, agents, advisors or representatives with respect to a potential PIPE offering or the Business Combination or the manner in which a potential PIPE offering or the Business Combination is conducted, and the recipient hereby disclaims any such representation or warranty. The recipient of this Presentation acknowledges that WinVest, Xtribe and their respective directors, officers, employees, agents, advisors or representatives are under no obligation to accept any offer or proposal by any person or entity regarding a potential PIPE offering or the Business Combination. None of WinVest, Xtribe or any of their respective directors, officers, employees, affiliates, agents, advisors or representatives has any legal, fiduciary or other duty to any recipient of this Presentation with respect to the manner in which a potential PIPE offering or the Business Combination is conducted.

The risks presented below are some of the general risks to the business and operations of Xtribe, WinVest and the post-Business Combination company (the "Combined Company"), and such risks are not exhaustive. The list below is qualified in its entirety by disclosures that will be contained in the future filings by WinVest and the Combined Company, or of each of their respective affiliates or by third parties with the U.S. Securities and Exchange Commission, including any documents filed in connection with the proposed transaction. The risks presented in such filings may differ significantly from and may be more extensive than those presented below. The list below is not exhaustive, and you are encouraged to perform your own investigation with respect to the business, financial condition and prospects of Xtribe or the Combined Company. You should carefully consider the following risk factors in addition to the information included in this presentation. Xtribe or the Combined Company may face additional risks and uncertainties that are not presently known to it or that it currently deems immaterial, which may also impair Xtribe's or the Combined Company's business or its financial condition. These risks speak only as of the date of this presentation, and neither Xtribe, WinVest nor the Combined Company undertake any obligation to update the disclosure contained herein. In making any investment decision, you should rely solely upon independent investigation made by you. You acknowledge that you are not relying upon, and have not relied upon, any of the summary of risks or any other statement, representation or warranty made by any person or entity other than the statements, representation and warranties of Xtribe, WinVest or the Combined Company explicitly contained in any definitive agreement you entre into. You acknowledge that you have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in Xtribe or the Combined Company and you have sought such accounting, legal and tax advice from your own advisors as you have considered necessary to make an informed decision.

Risks Related to the Business Combination and the Combined Company:

- The consummation of the Business Combination is subject to a number of conditions, and if those conditions are not satisfied or waived, the Business Combination may not be completed;
- Some of WinVest's, Xtribe's or the Combined Company's officers and directors may have conflicts of interest that may influence them to approve the Business Combination without regard to your interests;
- WinVest's directors and officers may have interests in the Business Combination different from the interests of WinVest, Xtribe, the Combined Company or their respective stockholders;
- If WinVest and Xtribe are unable to meet certain financing conditions and sufficient stockholders exercise their redemption rights in connection with the Business Combination such that there is less than $15 million of cash proceeds available after giving effect to any such redemptions, the parties may be unable to consummate the Business Combination;
- A portion of the total outstanding shares of the Combined Company is expected to be restricted from immediate resale but may be sold into the market in the near future;
- Sales of a substantial number of shares of the Combined Company's common stock in the public market by existing stockholders could cause the Combined Company's share price to decline, even if the Combined Company's business is doing well;
- WinVest stockholders will experience dilution due to (i) the issuance of shares of WinVest common stock to existing Xtribe shareholders and investors in any PIPE offering in connection with the Business Combination, and (ii) additional source of dilution upon issuance, exercise or conversion of securities that will or may be issued in connection with or following the Business Combination (for instance any earn-out shares, any convertible securities issued in connection with a PIPE offering or any securities issued in connection with the Combined Company's incentive plan), in any case potentially entitling recipients of such securities to a significant voting stake in the Combined Company;
- If WinVest does not consummate an initial business combination within the required time period, as may be extended at the option of WinVest SPAC LLC (the "Sponsor"), its public stockholders may receive only their pro rata portion of the funds in WinVest's trust account that are available for distribution to its public stockholders;

Selected Risk Factors 2/3

Risks Related to the Business Combination and the Combined Company:

- There are no assurances that WinVest will be able to complete the Business Combination prior to its expiration date or that the Sponsor will continue to exercise its monthly options to extend the time period WinVest has in order to consummate an initial business combination;
- Xtribe and WinVest stockholders cannot be certain of the value of the merger consideration until the closing of the Business Combination;
- Because there are no current plans to pay cash dividends on the common stock of the Combined Company for the foreseeable future, you may not receive any return on investment unless you sell your WinVest common stock or the Combined Company's common stock at a price greater than what you paid for it;
- WinVest and Xtribe expect to incur substantial transaction fees and costs in connection with the Business Combination and the integration of their businesses;
- The costs related to the Business Combination could be significantly higher than currently anticipated;
- WinVest's, Xtribe's or the Combined Company's business and operations could be negatively affected, or the Business Combination may be delayed or prevented from being competed, if they become subject to any securities litigation or stockholder activism;
- In connection with the Business Combination, the Sponsor and WinVest's directors, executive officers, advisors and their affiliates may elect to purchase common stock of WinVest from public stockholders, which may reduce the public float of WinVest's common stock;
- The proceeds held in WinVest's trust account could be reduced, and the per-share redemption amount received by WinVest stockholders may be less than $10.00 per share;
- The Nasdaq Stock Market LLC may delist WinVest's common stock from its exchange prior to the closing of the Business Combination or may not list the Combined Company's securities on its exchange, which could limit investors' ability to make transaction in the Combined Company's securities and subject the Combined Company to additional trading restrictions;
- Following the closing of the Business Combination, an active trading market for the Combined Company's common stock may not be available on a consistent basis to provide stockholders with adequate liquidity. The stock price may be extremely volatile and stockholders could lose a significant part of their investment;
- If, following the Business Combination, securities or industry analysts do not publish or cease publishing reports about the Combined Company, its business or its market, or if they change their recommendations regarding the Combined Company's securities adversely, the price and trading volume of the securities of the Combined Company could decline;
- The benefits of the Business Combination may not be realized to the extent currently anticipated by WinVest and Xtribe, or at all. The ability to recognize any such benefits may be affected by, among other things, competition, the ability of the Combined Company to grow and manage growth profitably, maintain relationships with customers, landlords and suppliers and retain its management and key employees. If the Business Combination's benefits do not meet the expectations of investors, shareholders or financial analysts, the market price of the Combined Company's securities may decline;
- The Business Combination will result in changes to the composition of the Board of Directors of Xtribe, which may affect the strategy of the Combined Company;
- The ability of WinVest and Xtribe to successfully effect the Business Combination and of the Combined Company to be successful thereafter will be dependent upon the efforts of certain key personnel, including Xtribe's key personnel. The loss of key personnel could negatively impact the operations and profitability of the Combined Company and is financial condition could suffer as a result;
- The Combined Company will not have experience operating as a public company subject to U.S. federal securities laws and may not be able to adequately develop and implement the governance, compliance, risk management and control infrastructure and culture required for a public company, including compliance with the Sarbanes-Oxley Act;
- The requirement of being a public company may strain the Combined Company's resources, incur increased costs and distract its management, which could make it difficult to manage its business, particularly after the Combined Company is no longer an emerging growth company;
- Subsequent to the completion of the Business Combination, the Combined Company may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on its financial condition, results of operations and stock price, which could cause you to lose some or all of your investment;

Selected Risk Factors 3/3

Risks Related to the Business Combination and the Combined Company:

- The ability of WinVest's public stockholders to exercise redemption rights with respect to a large number of WinVest's public shares may not allow the Combined Company to complete the most desirable business combination, fully fund the Combined Company's business plan or optimize the capital structure of the Combined Company;

- Xtribe's operating and financial results, which were presented to WinVest's board of directors, may not prove accurate;

- Activities taken by existing WinVest stockholders to increase the likelihood of approval of the Business Combination proposal and the other proposals to be described in the proxy statement/prospectus that will be filed in connection with the Business Combination could have a depressive effect on WinVest's stock price;

- The Business Combination may be completed even though material adverse effects may result from the announcement of the Business Combination, industry-wide changes and other causes;

- Delays in completing the Business Combination may substantially reduce the expected benefits of the Business Combination;

- The Combined Company will have broad discretion in the use of cash on hand and may no use it effectively. There is no guarantee that the Combined Company will have sufficient capital to fund its business plan, and its anticipated cash runway may be shorter than expected;

- The Combined Company will be subject to financing risks. There are no guarantees that he Combined Company will be able to meet its financing needs for their operations and future investments at a reasonable cost or at all; and

- The Combined Company will be subject to risks relating to increased interest rates and any adverse developments in credit markets.

XTRIBE

BUY AND SELL NEAR YOU!

WINVEST

Acquisition Corp.

UK: Long Acre 37-38, WC
2E 9JT London

USA: 135 Madison Ave. 5° Fl., New York, NY 10016

Italy: Viale Abruzzi 3, 20131 Milano (MI)

dalmonte@xtribeapp.com

investor@xtribeapp.com

Winvest Acquisition Corp.
125 Cambridgepark Drive,
Suite 301
Cambridge, MA 02140